UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 19, 2004



                           CONSTELLATION BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)

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


               Delaware                                001-08495                             16-0716709
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                           Identification Number)

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    370 Woodcliff Drive, Suite 300, Fairport, New York              14450
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (585) 218-3600


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.        REGULATION FD DISCLOSURE.

     On October 19, 2004, Constellation Brands, Inc. filed the press release attached hereto as Exhibit 99.1 announcing its offer to acquire The Robert Mondavi Corporation.

     The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.




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ITEM 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (a)      Financial statements of businesses acquired.


                  Not applicable.

         (b)      Pro forma financial information.


                  Not applicable.


         (c)      Exhibits.         The following exhibits are filed as part of
                  --------          this report:


                  99.1 Press Release, dated October 19, 2004, of Constellation Brands, Inc.




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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 19, 2004               CONSTELLATION BRANDS, INC.


                                       By:      /s/ Thomas S. Summer
                                          --------------------------------------
                                          Name:     Thomas S. Summer
                                          Title:    Executive Vice President
                                                    and Chief Financial Officer





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

                                  EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------

  99.1                   Press Release, dated October 19, 2004, of Constellation
                         Brands, Inc.